Acquisitions	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about business combination [abstract]
Acquisitions	Acquisitions
As part of our business strategy, we have acquired, and may acquire in the future, certain businesses and technologies primarily to expand our service offerings.

Acquisitions in the Current Period

Higi

Prior to October 29, 2021, higi SH Holdings Inc. (“Higi”), a provider of digital healthcare services via a network of smart health stations in the United States, was accounted for as an associate because the Group was able to demonstrate significant influence through representation on the board and the power to participate in the financial and operating policy decisions. On November 1, 2021, the Group determined that through its option to acquire the outstanding shares of Higi, it possessed substantive rights which provided the Group with the power to exert control, not just significant influence, over Higi and thus, November 1, 2021 was determined to be the acquisition date with a 25% ownership interest.

On December 7, 2021, the Company exercised its option to acquire the remaining equity interest in Higi pursuant to the Second Amended and Restated Agreement and Plan of Merger dated October 29, 2021. The closing of this acquisition occurred on December 31, 2021. The exercise price of the option to acquire the remaining Higi equity stake included the payment of $8.4 million of cash and the issuance of 3,412,107 Class A ordinary shares at the closing; the payment of $7.4 million at the closing to satisfy the principal and interest payable by a subsidiary of Higi pursuant to a promissory notes including one in favor of ALP Partners Limited (further disclosed in Note 30), an entity owned by our founder and Chief Executive Officer; the future payment of up to $0.3 million in cash and issuance of up to 490,782 additional Class A ordinary shares after the expiration of a 15-month indemnification holdback period, and the issuance of 1,980,000 restricted stock units for Higi continuing employees and consultants in respect of Class A ordinary shares. The Higi shareholders receiving our shares are subject to a lockup and were granted certain registration rights. The transfer of cash and shares upon exercise of the option to acquire the remaining non-controlling interest after November 1, 2021 was accounted for as an equity transaction between consolidated subsidiaries under IFRS 10, Consolidated Financial Statements.

We accounted for the consolidation of Higi using the acquisition method of accounting for business combinations achieved without the transfer of consideration, as control of Higi was obtained through contract. The fair value of the 74.7% non-controlling interest was estimated to be $64.3 million. The most significant input to the fair value of the non-controlling interest in Higi was the transaction price, given the proximity of the legal closing of the transaction to the time control was obtained. Prior to consolidating Higi, the Company accounted for its 25.5% interest as an investment in an associate. The acquisition-date fair value of the previous equity interest was $21.8 million, which resulted in a non-cash gain of $10.5 million upon remeasurement of the equity interest in Higi prior to the business combination. The gain is included in Gain on remeasurement of equity interest in the Consolidated Statement of Profit and Loss.

The intangible assets acquired include developed technology, license agreements and licensed trade names. We estimated the fair values of the property, plant and equipment and license arrangements using a cost approach that reflects the costs necessary to replace the service capacity of the acquired assets. We estimated the fair value of developed technology utilizing the relief from royalty method. This form of the income approach utilizes management’s estimates of future operating results and cash flows using a royalty rate that reflects market participant assumptions. The royalty rate used in the valuation of developed technology was 3%. We estimated the fair value of the trade name utilizing the relief from royalty method. This form of the income approach utilizes management’s estimates of future operating results and cash flows using a royalty rate that reflects market participant assumptions. The royalty rate used in the valuation of the trade name was 1%. The income approaches described above utilize management’s estimates of future operating results and cash flows using a weighted average cost of capital that reflects market participant assumptions. The group has recorded the excess of the aggregate acquisition date fair values of non-controlling interest and the interest the Group previously held in Higi over the fair value of net assets acquired as goodwill. The goodwill reflects our expectations of favorable future growth opportunities, anticipated synergies through the use of our digital healthcare platform, and the assembled workforce. We expect that the majority of the goodwill acquired in the acquisition will not be deductible for corporate income tax purposes.

Transaction related costs are included in Sales, general & administrative expenses in our Consolidated Financial Statements. Total transaction related costs incurred during the year ended December 31, 2021 were $0.4 million.

We have performed a preliminary valuation analysis of the fair market value of the assets and liabilities of Higi upon consolidation. The final purchase price allocations will be determined when we have completed and fully reviewed the detailed valuations and could differ materially from the preliminary allocation. The final allocation may include changes of acquired intangible assets as well as goodwill and other changes to assets and liabilities, including deferred taxes. The estimated useful lives of acquired intangible assets are also preliminary.

The acquisition-date fair value of Higi has been allocated on a preliminary basis as follows:

Recognized values on acquisition
$‘000
Carrying value of existing equity interest	11,274
Gain on remeasurement of existing equity interest	10,495
Fair value of non-controlling interest	64,274
Acquisition date fair value of Higi	86,043
Accounts receivable	2,314
Property, plant and equipment	17,618
License arrangements	2,650
Trade names	3,100
Developed technology	5,900
Deferred tax liability	(730)
Other assets and liabilities, net	(5,983)
Net assets acquired	24,869
Goodwill	61,174

For the two months ended December 31, 2021, Higi contributed revenue of $2.1 million and losses before tax of $4.0 million to the Group’s consolidated results. If the acquisition had occurred on January 1, 2021, management estimates that consolidated revenue for the year ended December 31, 2021 would have been $331 million (higher by $7.9 million) and consolidated losses before tax would have been $390.0 million (higher by $14.1 million). In determining these amounts, management has assumed that the fair value adjustments that arose on the date of acquisition would have been the same if the acquisition had occurred on January 1, 2021.

Meritage Medical Network

On April 1, 2021, the Group acquired all the outstanding equity interests of Meritage Medical Network (“Meritage”), a California professional corporation, for total consideration of $16.1 million, of which $27.9 million related to cash paid, net of $14.1 million in cash acquired, and $2.3 million related to the fair value of warrants issued to the former shareholders of Meritage. This acquisition is intended to expand the growth of our value-based care services to patients within the Meritage network.

We accounted for this acquisition under the acquisition method of accounting and have reported the results of operations as of the acquisition date. The intangible assets acquired include customer relationships, trade names, physician networks and a license. We estimated the fair value of customer relationship intangibles using an income approach, utilizing the excess earnings method for customer relationships. This form of the income approach utilizes management’s estimates of future operating results and cash flows using a weighted average cost of capital that reflects market participant assumptions. We estimated the fair value of trade names and the license using a cost approach that reflects the costs necessary to replace the service capacity of the acquired assets. We estimated the fair value of the trade name using an income approach, utilizing the relief from royalty method. This form of the income approach utilizes management’s estimates of future operating results and cash flows using a royalty rate that reflects market participant assumptions. Other significant judgements used in the valuation of tangible liabilities assumed in the acquisition included a valuation of the healthcare related liabilities acquired, which were primarily based on historical claims experience to estimate the liability on the acquisition date. The Group has recorded the excess of the fair value of the consideration transferred in the acquisitions over the fair value of net assets acquired as goodwill. The goodwill reflects our expectations of favorable future growth opportunities, anticipated synergies through the use of our digital healthcare platform and the assembled workforce. We expect that the majority of the goodwill acquired in the acquisition will not be deductible for corporate income tax purposes.
Acquisition related costs are included in Sales, general & administrative expenses in our Consolidated Financial Statements. Total acquisition related costs incurred for this acquisition during the year ended December 31, 2021 were $0.2 million.
The estimated fair value of assets acquired as of the acquisition date were as follows:

Recognized values on acquisition
$‘000
Cash paid, net of cash acquired	13,798
Issuance of warrants	2,349
Aggregate purchase price	16,147
Accounts receivable	751
Customer relationships	11,600
Physician’s network	3,500
Trademark	1,900
License	590
Claims payable	(13,436)
Deferred tax liability	(2,610)
Other assets and liabilities, net	(817)
Net assets acquired	1,478
Goodwill	14,669

For the nine months ended December 31, 2021, Meritage contributed revenue of $53.0 million and losses before tax of $15.5 million to the Group’s consolidated results. If the acquisition had occurred on January 1, 2021, management estimates that consolidated revenue would have been $339.4 million (higher by $16.5 million) and consolidated losses before tax would have been $376.1 million (higher by $0.1 million) for the year ended December 31, 2021. In determining these amounts, management has assumed that the fair value adjustments that arose on the date of acquisition would have been the same if the acquisition had occurred on January 1, 2021.

Health Innovators, Inc.
In fiscal year 2019, the Group acquired preference shares in Health Innovators Inc. for initial consideration of $4.0 million satisfied in cash. As a result, the Group has rights associated with the ownership of $56.7 million shares (approximately 80% ownership), subject to further investments, repurchase by Health Innovators Inc. if further investments were not made, and restrictions and limitations in Health Innovators Inc’s charter and the stock purchase agreement through which the Group made its investment. Additionally, the Group has power over the investee, exposure and rights to variable returns and the ability to influence returns, giving the group control over the investee.

Babylon Holdings Limited has the option to increase their investment in stages, exercisable for a period of 4-years. The investment option is considered a derivative and has no impact to the Consolidated Financial Statements given it is eliminated upon consolidation.
Management has elected to recognize non-controlling interest (“NCI”) on the proportionate basis. In the event of a liquidation, Babylon has a preferential right to recover amounts invested prior to any distribution to other shareholders or Babylon will receive its percentage of net assets of Health Innovators, whichever is greater. On the acquisition date, the net assets of Health Innovators were valued at $3.9 million which was less than the priority payment of $4.0 million. Net assets at December 31, 2020 and December 31, 2021 were lower than Babylon’s total investment at that date. As a result, in the Consolidated Statement of Financial Position as of December 31, 2020 and December 31, 2021, Babylon consolidated 100% of Health Innovators Inc.’s net assets and no NCI has been recognized.
In fiscal year 2020, Babylon invested further in Health Innovators Inc. for consideration of $6.6 million satisfied in cash resulting in approximately 80% ownership. In December 2021, Babylon acquired all of the remaining outstanding equity interests of Health Innovators Inc. in exchange for 247,112 Babylon Class A ordinary shares. The transaction was accounted for as an equity transaction between consolidated subsidiaries and did not have a material impact on the Consolidated Financial Statements.
Fiscal Year 2020 Acquisitions
On October 1, 2020, the Group entered into an Asset Purchase Agreement to acquire the contracts of the Fresno Health Care business of FirstChoice Medical Group (together, “Fresno”) for $25.7 million of cash consideration. The acquisition of the contracts and transfer of related operational processes is required to be accounted for under IFRS 3. The Group incurred $0.7 million of direct costs for legal, financial advisory, tax, and other services related to the transaction. These are operating costs which have been expensed to Sales, general & administrative expenses during the period in which they were incurred and are final.
The fair value of assets acquired as of the acquisition date were as follows:

Recognized values on acquisition
$‘000
Acquiree’s net assets at the acquisition date:
Intangible assets	7,900
Right-of-use asset	153
Lease liability	(153)
Net identifiable assets and liabilities	7,900
Goodwill	17,771
Consideration paid	25,671
The assets acquired include customer relationships, trademarks and trade names, and physician networks. To determine the fair value of the acquired assets the Company used the present value of future cash flows for customer relationships, the expected revenue attributable over ten years with a 0.5% royalty rate and 10% discount rate for trademarks and trade names, and the expected replacement costs over two years for physician networks.
The purchase price of $25.7 million exceeded the fair value of the net assets acquired from Fresno by $17.8 million and was recorded as goodwill, which has been allocated to the Fresno CGU. Goodwill represents benefits from Fresno’s assembled workforce and expected synergies and has been calculated by subtracting the fair value of net assets acquired from the consideration paid.
Total revenues attributable to the assets acquired from Fresno since the acquisition were $16.1 million for the year ended December 31, 2020. Net loss attributable to the assets acquired from Fresno since the acquisition was $2.8 million for the year ended December 31, 2020. If the acquisition had occurred on January 1, 2020, management estimates that consolidated revenue would have been $128.3 million (higher by $49.0 million) and consolidated losses would have been $179.4 million (lower by $4.0 million) for the year ended December 31, 2020. In determining these amounts, management has assumed that the fair value adjustments that arose on the date of acquisition would have been the same if the acquisition had occurred on January 1, 2020.